UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K
CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

May 22, 2025

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check

the

appropriate

box

below

if

the

Form

8-K

filing

is

intended

to

simultaneously

satisfy

the

filing

obligation

of

the

registrant
under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO

CORPORATION

Item 2.02. Results of Operations and Financial Condition.
On May 22, 2025, The Cato Corporation issued a press release regarding its financial results for the first quarter
ending May 3, 2025. A copy of this press release is hereby incorporated as Exhibit 99.1 hereto.
Item 5.07. Submission of Matters to a Vote

of Security Holders.
On

May

22,

2025,

the

Registrant

held

its

Annual

Meeting.

The

following

are

the

voting

results

on

each

matter
submitted to the Registrant’s

stockholders at the

Annual Meeting. The

proposals below are described

in detail in the
Proxy Statement.

At the Annual

Meeting, the two

nominees for director

were elected to

the Registrant’s

Board of Directors

(Proposal
1 below).
In addition, management’s

proposal to amend and

restate the Cato Corporation

2013 Employee Stock Purchase

Plan
was approved (Proposal 2 below).

In

addition,

management’s

proposal

regarding

the

selection

of

PricewaterhouseCoopers

LLP

as

the

Company’s
independent registered public

accounting firm for

the fiscal year ending

January 31, 2026

was approved (Proposal

3
below).

Summary of Voting

By Proposal

1.
To

elect Theresa

J. Drew

and D.

Harding Stowe,

each for

a term

expiring in

2028

and until

their successors
are elected and qualified. Votes

recorded, by nominee, were as follows:

Nominee

For

Abstain

Broker
Non-Votes
Theresa J. Drew

25,248,912

282,410

5,927,162
D. Harding Stowe 22,904,087 2,627,335 5,927,162

2.
To

consider

and

vote

upon

a

proposal

to

amend

and

restate

The

Cato

Corporation

2013

Employee

Stock
Purchase

Plan,

as

amended

in

2021.

The

Company’s

shareholders

voted

to

approve

this

proposal

with
25,305,519 for and 143,306 votes against. There were 82,497 abstentions.
3.
To

ratify

the

selection

of

PricewaterhouseCoopers

LLP

as

the

Company’s

independent

registered

public
accounting firm

for the

fiscal year

ending

January 31,

2026. The

Company’s

shareholders

voted to

approve
this proposal with 31,099,302 for and 268,605 votes against. There were 90,577 abstentions.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 - Press Release issued May 22, 2025
Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION
May 28, 2025
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
May 28, 2025 /s/ Charles D. Knight
Date
Charles D. Knight

Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
99.1 - Press Release issued May 22, 2025
99.1
104

Cover page Interactive Data File (embedded within Inline
XBRL document)